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                                                                    Exhibit 10.5

                              FORM OF AMENDMENT TO
          AMENDED AND RESTATED 1998 SHARE PURCHASE AND OPTION PLAN FOR
                         KEY EMPLOYEES OF TA I LIMITED


      Pursuant to Section 10 of the Amended and Restated 1998 Share Purchase and Option Plan for Key Employees of TA I Limited (the "PLAN"), the Board of Directors of Willis Group Holdings Limited, which, effective as of May 9, 2000, adopted the Plan, hereby amends the Plan as follows:

1. All references to "TA I Limited" shall hereinafter refer to "Willis Group Holdings Limited".

2. All references to "Ordinary Shares" or "Share" shall hereinafter refer to management common shares of Willis Group Holdings Limited,; PROVIDED, HOWEVER, that with respect to Grants made to Directors (as hereinafter defined), all references to "Shares" shall hereinafter refer to common shares of Willis Group Holdings Limited, par value $0.000115.

3. All references to the word "director" shall be replaced with the term "Director".

4.    Section 2 of the Plan is hereby amended as follows:

      (a) The definition of "Participant" in subsection 2(o) is amended by inserting after the word "Employee" the phrase "or Director".

      (b) The definition in subsection 2(c) is amended by replacing the words in brackets with "(within the meaning of Section 86 of the Companies Act 1981 of Bermuda)".

      (c) A new subsection 2(s) shall be added after subsection 2(r):

            "(s) "Director" shall mean any member of the Board of Directors, whether or not an employee of the Company or any Subsidiary."

5. Section 3(a) of the Plan is hereby amended by deleting from the beginning of the second sentence the word "None" and replacing it with the word "All".

6. Section 4 is hereby amended by deleting the first and second sentences thereof and replacing them with the following sentence:

      "The Committee may from time to time make Grants under the Plan, to such Directors and Employees, and in such form, and having such terms, conditions and limitations, as the Committee may determine."

7. Section 5(a) is hereby amended by replacing all references to "Participant" with the word "Employee".

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8.    Section 6(a) is hereby amended by (a) inserting a period after the phrase
"30,00,000 Shares" and (b) inserting after the first sentence, as amended, the following sentence:

        "The number of Shares subject to Grants made under this Plan to any one Participant in any given calendar year shall not be more than 10,000,000 Shares."

9. A new Section 14 shall be amended by replacing the phrase "Section 153 of the Companies Act 1985" with the phrase "Section 39 of the Companies Act 1981 of Bermuda".


Effective as of this ___________, 2001.